Exhibit 99.1

LatAm Logistic Properties, S.A. and two Announce Closing of Business Combination

Trading of parent company Logistic Properties of the Americas to begin on March 28, 2024 on the NYSE American Under Ticker Symbol “LPA”

SAN JOSÉ, Costa Rica & ZEPHYR COVE, Nev., March 27, 2024—(BUSINESS WIRE)—LatAm Logistic Properties, S.A. (“LLP”), a leading developer, owner and manager of institutional quality, Class A industrial and logistics real estate in Central and South America, and two, a Cayman Islands exempted company (“TWOA”), today announced the successful closing of their previously disclosed business combination (the “Business Combination”). Upon the completion of the Business Combination, LLP and TWOA became subsidiaries of Logistic Properties of the Americas, a Cayman Islands exempted company (“LPA”). Beginning on March 28, 2024, LPA’s ordinary shares are expected to begin trading on the NYSE American under the ticker symbol “LPA”.

The Business Combination was approved at an extraordinary general meeting of shareholders of TWOA on March 25, 2024 and was completed today, March 27, 2024.

“Today marks an important milestone for our company as we advance our vision to replicate and expand LPA’s uniquely differentiated franchise as a developer, owner and manager of institutional quality, Class A industrial and logistics real estate in Central and South America,” said Esteban Saldarriaga, CEO of LPA. “Our mission is to continue building out our robust platform across both existing and new adjacent geographies with US dollar-denominated markets. We aim to capitalize on today’s significant nearshoring tailwinds and meet the demand from top-tier companies for premium real estate properties. At LPA, we have built our foundation on delivering quality that exceeds our customers’ expectations. This principle will continue to guide the disciplined approach that has defined our success.”

Thomas McDonald, Chairman of LPA and Managing Partner of Jaguar Growth Partners, stated, “We are proud and excited for LPA and this next, important step in the company’s natural evolution. LPA’s NYSE listing offers unique opportunities for investors to participate in a geography and sector previously unavailable. Additionally, LPA is ideally positioned to execute its growth plan utilizing the new capital and public shares as currency.” He continued, “We have the utmost confidence in our seasoned management team to deliver growth in existing markets as well as important geographic expansion.”

Thomas D. Hennessy, Chairman and CEO of TWOA, commented: “Industrial capital values have grown by more than 300% over the past 20 years, in large part driven by e-Commerce which relies on Class A industrial logistics warehouses and sophisticated distribution operations, such as those offered by LPA. We believe LPA is uniquely positioned as the leading vertically integrated logistics ownership and operating platform and the dominant player in Central and South America. We are thrilled for Esteban, Annette and the LPA team and we believe they are ready to further accelerate their market position as a public company.”

Advisors

BTG Pactual (“BTG”) is serving as financial and capital markets advisor to LLP. Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is serving as exclusive financial advisor and lead capital markets advisor to TWOA. Ellenoff Grossman & Schole LLP is serving as legal counsel to TWOA, and Baker & McKenzie LLP is serving as legal counsel to LPA.

About two

two is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, visit twoaspac.com.

About Logistic Properties of the Americas

Logistic Properties of the Americas is a leading developer, owner, and manager of institutional quality, Class A industrial and logistics real estate in Central and South America. LPA’s customers are multinational and regional e-commerce retailers, third-party logistic operators, business-to-business distributors, and retail distribution companies. LPA’s strong customer relationships and insight is expected to enable future growth through the development and acquisition of high-quality, strategically located facilities in its target markets. As of September 30, 2023, LLP consisted of an operating and development portfolio of twenty-eight logistic facilities in Colombia, Peru and Costa Rica totaling more than 650,000 square meters (or approximately 7.0 million square feet) of gross leasable area.

Forward-Looking Statements

This press release contains certain forward-looking information, which may not be included in future public filings or investor guidance. The inclusion of forward-looking information in this press release should not be construed as a commitment by LPA to provide guidance on such information in the future. Certain statements in this press release may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or LLP’s, TWOA’s or LPA’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which LPA operates and anticipated growth in demand for LPA’s products and solutions, the anticipated size of LPA’s addressable market and other metrics, and statements regarding the benefits of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology.

These forward-looking statements regarding future events and the future results of LLP, LPA and TWOA are based on current expectations, estimates, forecasts, and projections about the industry in which LLP operates, as well as the beliefs and assumptions of LLP’s management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond LLP’s, LPA’s or TWOA’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, LLP’s and LPA’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and LPA, LLP and TWOA therefore caution against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by LLP and its management, as the case may be, are inherently uncertain and are inherently subject to risks variability and contingencies, many of which are beyond LPA’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against LPA, TWOA, LPA or others following the Business Combination; (ii) LPA’s ability to manage growth; (iii) the ability to meet ongoing stock exchange listing standards going forward; (iv) the risk that the Business Combination disrupts current plans and operations of LLP as a result of the consummation of the Business Combination; (v) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of LPA or LLP to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (vi) changes in applicable laws, regulations, political and economic developments; (vii) the possibility that LLP or LPA may be adversely affected by other economic, business and/or competitive factors; (viii) LLP’s estimates of expenses and profitability; and (ix) other risks and uncertainties set forth in the filings by TWOA or LPA with the SEC. There may be additional risks that neither LLP nor TWOA presently know or that LLP and TWOA currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of LLP speak only as of the date they are made. None of LLP, LPA or TWOA undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

LLP, TWOA and LPA disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this press release and such liability is expressly disclaimed.

Contacts

Media Relations:
Zach Kouwe / Kendal Till
Dukas Linden Public Relations
+1 646-722-6533
LLP@dlpr.com

Investor Relations:
Barbara Cano
InspIR Group
+1 917 861 2530
barbara@inspirgroup.com